                                  March 2, 2000

To the Holders of the Capital Stock
of mySimon Inc.:

         We are pleased to announce that the acquisition of mySimon Inc. by CNET Networks, Inc., formerly CNET, Inc., was approved by the shareholders of mySimon and became effective on February 29, 2000. Accordingly, each share of mySimon capital stock has been converted into the right to receive shares of CNET common stock in accordance with the conversion ratios set forth below, with cash in lieu of any fractional shares.

                                        NUMBER OF SHARES OF CNET COMMON STOCK
     CLASS OR SERIES                         TO BE ISSUED FOR EACH SHARE
OF mySIMON CAPITAL STOCK                      OF mySIMON CAPITAL STOCK
------------------------                -------------------------------------
      Common Stock                                     0.29756
Series A Preferred Stock                               0.30072
Series B Preferred Stock                               0.31259
Series C Preferred Stock                               0.41216
Series D Preferred Stock                               0.33760

         To receive your CNET shares and cash in lieu of fractional shares (except for any dissenting shares), you must complete the enclosed Letter of Transmittal, including the Substitute Form W-9, and forward it with your mySimon share certificates to Harris Trust Company of New York, our Exchange Agent, in the manner described in the instructions to the Letter of Transmittal.

         Please note that we cannot assume the risk of loss of any certificates sent by mail. We therefore suggest you send your mySimon share certificates by registered or certified mail. We also recommend that you obtain appropriate insurance for your mySimon share certificates.

         Should you have any questions or need assistance in connection with the surrender of your mySimon capital stock in exchange for CNET common stock as described above, please contact Harris Trust Company of New York at (312) 588-4183.

                                        Sincerely,


                                        CNET NETWORKS, INC.

                                        By:      /s/ Douglas N. Woodrum
                                           -------------------------------------
                                        Name:    Douglas N. Woodrum
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer of
                                                 CNET Networks, Inc.

                              LETTER OF TRANSMITTAL

                            TO SURRENDER CERTIFICATES
                                       OF
                           CAPITAL STOCK, NO PAR VALUE
                                       OF
                                  mySIMON INC.

                             PURSUANT TO THE MERGER
                                      WITH
                                 CNET SUB, INC.
                       A WHOLLY-OWNED DIRECT SUBSIDIARY OF
                               CNET NETWORKS, INC.
                               The Exchange Agent:
                        HARRIS TRUST COMPANY OF NEW YORK

            BY MAIL:                FOR INFORMATION CALL:      BY HAND OR OVERNIGHT COURIER:
HARRIS TRUST COMPANY OF NEW YORK                             HARRIS TRUST COMPANY OF NEW YORK
       WALL STREET STATION             (312) 588-4183                WALL STREET PLAZA
          P.O. BOX 1010                                         88 PINE STREET, 19TH FLOOR
  NEW YORK, NEW YORK 10268-1010                                  NEW YORK, NEW YORK 10005


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by former stockholders (hereinafter referred to as "Stockholders") if certificates for former shares of capital stock, no par value (the "Shares"), of mySimon Inc., a California corporation (the "Company"), are to be forwarded herewith.



                     DESCRIPTION OF CERTIFICATES SURRENDERED

------------------------------------------------------------ ---------------------------------------------------------
      Name(s) and Address(es) of Registered Holder(s)
                (Please fill in exactly as                           Certificate(s) and Share(s) Surrendered
           name(s) appear(s) on Certificate(s))                    (Attach additional signed list if necessary)
------------------------------------------------------------ -------------- ------------------- ----------------------
                                                               Class or                            Total Number of
                                                               Series of       Certificate       Shares Represented
                                                                Shares          Number(s)         by Certificate(s)
------------------------------------------------------------ -------------- ------------------- ----------------------
------------------------------------------------------------ -------------- ------------------- ----------------------

------------------------------------------------------------ -------------- ------------------- ----------------------

------------------------------------------------------------ -------------- ------------------- ----------------------

------------------------------------------------------------ ---------------------------------- ----------------------
                                                                      Total Shares:
------------------------------------------------------------ ---------------------------------- ----------------------


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby surrenders to Harris Trust Company of New York (the "Exchange Agent") the above-described Shares in exchange for a number of whole shares of common stock, par value $.0001 per share ("CNET Shares") of CNET Networks, Inc., a Delaware corporation formerly known as CNET, Inc. ("CNET"), upon the terms and subject to the conditions set forth in (i) the Agreement and Plan of Merger, dated as of January 19, 2000 (the "Merger Agreement"), by and among the Company, CNET and CNET Sub, Inc., a Delaware corporation, and (ii) this Letter of Transmittal.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Shares free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or CNET to be necessary or desirable to complete the surrender of the Shares surrendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         Unless otherwise indicated herein under "Special Issuance Instructions," the Exchange Agent will issue the certificate(s) and any cash in lieu of fractional Shares in the name(s) of the registered holder(s) appearing under "Description of Certificates Surrendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the Exchange Agent will mail the certificate(s) and any cash in lieu of fractional Shares to the address(es) of the registered holder(s) appearing under "Description of Certificates Surrendered." In the event that either the Special Delivery Instructions and/or the Special Issuance Instructions are completed, the Exchange Agent will issue the certificate(s) and any cash in lieu of fractional Shares in the name of, and deliver such certificate(s) and/or any cash in lieu of fractional Shares to, the person or persons so indicated.

               SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 3, 4, AND 5)                             (SEE INSTRUCTIONS 1, 3, 4 AND 5)
----------------------------------------------------------      -------------------------------------------------------
To be completed ONLY if the certificate(s) for CNET             To be completed ONLY if the certificate(s) for CNET
Shares and cash in lieu of fractional CNET Shares, if           Shares and cash in lieu of fractional CNET Shares, if
any, is (are) to be issued in the name of someone other         any, is (are) to be sent to someone other than the
than the undersigned.                                           undersigned or to the undersigned at an address other
                                                                than that shown above.

Name                                                            Name
     -----------------------------------------------------           ---------------------------------------------------
                      (PLEASE PRINT)                                                 (PLEASE PRINT)

Address                                                         Address
        --------------------------------------------------              ------------------------------------------------
                    (INCLUDE ZIP CODE)                                             (INCLUDE ZIP CODE)

----------------------------------------------------------      --------------------------------------------------------
            (TAX ID. OR SOCIAL SECURITY NO.)
      (SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

                                     SIGN HERE
                      AND COMPLETE SUBSTITUTE FORM W-9 ON REVERSE
       -------------------------------------------------------------------------
SIGN                                                                       SIGN
HERE   X                                                                   HERE
         ------------------------------------------------------------------
       X
         ------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

       Dated:                                                       , 2000
             -------------------------------------------------------
       Area Code and Telephone Number
                                     -------------------------------------
       Tax Identification or
       Social Security No.
                          ------------------------------------------------

       (Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on the Share certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3.)

       Name(s)
              ------------------------------------------------------------

       -------------------------------------------------------------------
                                 (PLEASE PRINT)

       Capacity (full title)
                            ----------------------------------------------
       Address
              ------------------------------------------------------------

       -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

       Area Code and Telephone Number
                                     -------------------------------------
       Tax Identification or
       Social Security No.
                          ------------------------------------------------


                     COMPLETE SUBSTITUTE FORM W-9 ON REVERSE



                     GUARANTEE OF SIGNATURE(S) (IF REQUIRED)
                           (SEE INSTRUCTIONS 3 AND 5)

       Authorized Signature
                           ----------------------------------------------

       Name
            -------------------------------------------------------------
       Name of Firm
                    -----------------------------------------------------
                                 (PLEASE PRINT)

       Address
               ----------------------------------------------------------
                               (INCLUDE ZIP CODE)

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK

-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        Part 1--PLEASE PROVIDE YOUR TIN IN THE               Social Security Number
                                  BOX AT RIGHT AND CERTIFY BY SIGNING AND                   or Employer
FORM W-9                          DATING BELOW.                                        Identification Number

                                                                                     -------------------------
                                  -------------------------------------------------------------------------------------
Department of the Treasury        Part 2--FOR PAYEES  EXEMPT FROM BACKUP  WITHHOLDING  PLEASE WRITE  "EXEMPT" HERE (SEE
                                  INSTRUCTIONS)

                                  -------------------------------------------------------------------------------------

                                  -------------------------------------------------------------------------------------
Internal Revenue Service          Part 3--Certification--Under penalties of perjury, I certify that:

                                  (1)  The number shown on this form is my correct Taxpayer Identification Number (or
PAYER'S REQUEST FOR TAXPAYER           I am waiting for a number to be issued to me) and
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION                 (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                       (the "IRS") that I am subject to backup  withholding  as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------

           SIGN HERE              Signature
                                           ----------------------------------------------------------------------------
                                  Date                                                                       , 2000
                                       ----------------------------------------------------------------------
--------------------------------- -------------------------------------------------------------------------------------


You must cross out Item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                      WROTE "APPLIED FOR" IN PART 1 OF THE
                               SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER WITHIN 60 DAYS, THE PAYER IS REQUIRED TO WITHHOLD 31% OF ALL CASH PAYMENTS MADE TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.


---------------------------------------           ------------------------------
              SIGNATURE                                         DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS


1. DO NOT ENDORSE your certificate(s) or accompany it (them) with any stock power if your Shares certificate(s) is (are) registered in the name(s) of the person(s) executing this Letter of Transmittal and no special issuance instructions are provided.

2. DELIVERY OF CERTIFICATES. When this Letter of Transmittal has been properly filled in, dated and signed, mail or deliver it, together with the certificate(s) for the Shares, to the Exchange Agent at the appropriate address set forth on the front of this Letter of Transmittal. THE METHOD OF DELIVERY OF CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE RISK OF THE SURRENDERING STOCKHOLDER. A RETURN ENVELOPE FOR MAILING IS ENCLOSED. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

3. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Shares surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the surrendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to CNET of their authority to so act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificates must be endorsed or accompanied by stock powers or other appropriate instrument of transfer and payment for, or evidence of payment of, any applicable transfer taxes, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If you wish your certificate(s) and cash in lieu of fractional Shares, if any, to be issued in the name of the registered holder(s) but delivered to someone other than the registered holder(s), complete the box marked "Special Delivery Instructions." If you wish your certificate(s) and cash in lieu of fractional Shares, if any, to be issued in the name of someone other than the registered holder(s), complete the box marked "Special Issuance Instructions." If both of these boxes are left blank, the certificate(s) and cash in lieu of fractional Shares, if any, will be issued in the name of, and delivered to, the registered holder(s). If either box is filled in, you will be required to obtain a signature guarantee. See Instruction 5.

5. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares surrendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are surrendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 of this Letter of Transmittal.

6. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth herein. Additional copies of this Letter of Transmittal may also be obtained from the Exchange Agent.

7. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Stockholder should promptly notify the Exchange Agent. The Stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

8. IMPORTANT TAX INFORMATION. Under U.S. Federal income tax law, a Stockholder surrendering a certificate(s) is required to provide the Exchange Agent with such Stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the Stockholder or other payee to a $50 penalty. In addition, payments that are made to such Stockholder or other payee with respect to a certificate(s) surrendered pursuant to the Merger Agreement may be subject to 31% backup withholding.

         Certain stockholders are not subject to these backup withholding and reporting requirements and should so indicate in Part 2 of the Substitute Form W-9 by writing "Exempt" where appropriate. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the Stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

         The Stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

9. TRANSFER TAXES. If (a) this Letter of Transmittal is signed by any person(s) other than the registered holder(s) of the Share certificate(s) or (b) the certificate(s) and cash in lieu of fractional CNET Shares, if any, are to be issued to any person other than the registered holder(s) of the Share certificate(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person shall be delivered to the Exchange Agent or satisfactory evidence of the payment of such taxes or non-applicability thereof shall be submitted to the Exchange Agent before the certificate(s) and cash in lieu of fractional CNET Shares, if any, will be issued.